UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 7, 2003

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	1-14160	(06-1110906)
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

37 N. ORANGE AVENUE, SUITE 500

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 926-6615

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 926-6616

(REGISTRANT’S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREINC.COM

(REGISTRANT’S WEBSITE ADDRESS)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On April 28, 2003, we announced that we signed on April 25, 2003, a Definitive Merger Agreement and Management Services Agreement with Associated Physicians Group, LTD. (APG) and Dr. John Vick. APG operates a fully integrated pain treatment group practice with offices located in O’Fallon, Freeburg and Glen Carbon, Illinois. On August 6, 2003 to be effective as of August 1, 2003, we closed on this acquisition. The capital stock of APG was acquired in a merger transaction from Dr. Vick., the sole shareholder. Dr. Vick had no prior relationships with us.

Pursuant to the merger agreement, we acquired the non-medical assets of APG and will in accordance with the management agreement provide ongoing management and administrative services to a newly formed successor of APG’s medical practice. Subject to certain yet undetermined post-closing adjustments, if any, the purchase price consisted of $1,375,000 in cash and 1,375,000 shares of our common stock valued at $1.00 per share, which was the approximate value of our stock on the date we entered into the letter of intent with Dr. Vick. We may also make additional payments of up to $2,750,000 in cash and common stock if certain net earnings goals are achieved in each of the first three fiscal years following the closing.

The acquisition has been accounted for using the purchase method of accounting. We funded the cash portion of the purchase price of APG from our internal cash reserves and line of credit.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

•	On August 11, 2003, PainCare Holdings, Inc. announced that it signed a Letter of Intent to Acquire Spine & Pain Center, P.C. a private pain management practice specializing in the delivery of physical medicine, pain management and orthopedic rehabilitation based in Bismark, North Dakota.

A copy of the press release describing such transaction is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

•	On August 12, 2003, PainCare Holdings, Inc. reported an 111% Revenue Growth and a double increase in Net Income for the Three Months Ended June 30, 2003.

A copy of the press release showing the financial results is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

•	On August 12, 2003, PainCare Holdings, Inc. announced that it signed a Letter of Intent to Acquire Statesville Pain Associates, a pain management practice located in Statesville North Carolina.

A copy of the press release describing such transaction is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following financial statements, pro forma information and exhibits are filed as part of this report.

(a) Financial Statements of Business Acquired

Industrial Sport & Rehabilitation, Ltd. d/b/a Associated Physicians Group

Report of Independent Certified Public Accountants

2002 and 2001 Financial Statements:

•	Balance Sheets as of December 31, 2002 and 2001

•	Statements of Operations and Retained Earnings for the years ended December 31, 2002 and 2001

•	Statements of Cash Flows for the years ended December 31, 2002 and 2001

Notes to Financial Statements

(b) Pro forma financial information:

•	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002 and 2001

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2002 and 2001

Exhibits	Material Contracts

Exhibit 10.1	Merger Agreement and Plan of Reorganization *

Exhibit 10.2	Addendum to Merger and Plan of Reorganization **

Exhibit 10.3	Management Services Agreement

Exhibit 99.1	Press release dated August 11, 2003

Exhibit 99.2	Press release dated August 12, 2003

Exhibit 99.3	Press release dated August 12, 2003

*	Previously filed with the Securities and Exchange Commission with the Company’s Form 8-K on April 28, 2003
**	Previously filed with the Securities and Exchange Commission with the Company’s Form 10QSB on August 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date:	August 14, 2003	BY:	/s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date:	August 14, 2003	BY:	/s/ MARK SZPORKA
Chief Financial Officer, Secretary and Director

Independent Auditors’ Report

The Board of Directors

Industrial & Sport Rehabilitation, Ltd.

D/b/a Associated Physicians Group

We have audited the accompanying balance sheets of Industrial & Sport Rehabilitation, Ltd., d/b/a Associated Physicians Group as of December 31, 2002 and 2001 and the related statements of operations and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Industrial & Sport Rehabilitation, Ltd., d/b/a Associated Physicians Group at December 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

April 9, 2003

Maitland, Florida

Parks, Tschopp, Whitcomb & Orr

INDUSTRIAL & SPORT REHABILITATION, LTD.

D/B/A ASSOCIATED PHYSICIANS GROUP

Balance Sheets

December 31, 2002 and 2001

	2002	2001
Assets
Current assets:
Cash	$134,070	10,258
Patient accounts receivable	213,252	207,558
Due from related party (note 5)	—	24,318

Total current assets	347,322	242,134

Furniture, equipment and leasehold improvements, net (note 2)	146,911	167,126
Other assets	4,533	23,476

Total assets	$498,766	432,736

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$55,434	68,787
Current installments of notes payable (note 4)	12,845	238,859

Total current liabilities	68,279	307,646

Notes payable, excluding current installments (note 4)	12,118	7,253

Total liabilities	80,397	314,899

Stockholders’ equity:
Common stock, $1 par value, 30,000 shares authorized, 200 shares issued and outstanding	200	200
Retained earnings	418,169	117,637

Total stockholders’ equity	418,369	117,837

Commitments and contingencies (notes 3 and 5)
	$498,766	432,736

See accompanying notes to financial statements.

INDUSTRIAL SPORT & REHABILITATION, LTD.

D/B/A ASSOCIATED PHYSICIANS GROUP

Statements of Operations and Retained Earnings

Years ended December 31, 2002 and 2001

	2002	2001
Net patient revenue	$2,455,298	1,755,398

Cost of patient revenue	1,075,345	913,212

Gross profit	1,379,953	842,186

General and administrative expenses	839,865	777,559

Net income	540,088	64,627

Retained earnings at beginning of year	117,637	102,410

Distribution to shareholder	(239,556)	(49,400)

Retained earnings at end of year	$418,169	117,637

INDUSTRIAL & SPORT REHABILITATION, LTD.

D/B/A ASSOCIATED PHYSICIANS GROUP

Statements of Cash Flows

Years Ended December 31, 2002 and 2001

	2002	2001
Cash flows from operating activities:
Net income	$540,088	64,627
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	103,949	45,600
Cash provided by (used for) changes in:
Patient accounts receivable	(5,694)	(119,127)
Due from related parties	24,318	(24,318)
Other assets	18,943	(23,476)
Accounts payable and accrued expenses	(13,353)	(205,869)

Net cash provided by (used in) operating activities	668,251	(262,563)

Cash flows from financing activities:
Distributions to shareholder	(239,556)	(49,400)
Note payments	(242,149)	(31,925)
Proceeds from notes payable	21,000	233,899

Net cash provided by (used in) financing activities	(460,705)	152,574

Cash flow from investing activities:
Acquisition of equipment	(83,734)	55,072

Net cash provided by (used in) investing activities	(83,734)	55,072

Net change in cash	123,812	(54,917)
Cash at beginning of year	10,258	65,175

Cash at end of year	$134,070	10,258

Supplemental disclosures of cash flow information:
Cash paid for interest	$6,412	19,284

See accompanying notes to financial statements.

INDUSTRIAL & SPORT REHABILITATION, LTD.

D/B/A ASSOCIATED PHYSICIANS GROUP

Notes to Financial Statements

December 31, 2002 and 2001

(1)	Organization and Summary of Significant Accounting Policies

(a)	Organization and Mission

Industrial & Sport Rehabilitation, Ltd., d/b/a Associated Physicians Group (Company) is a medical clinic providing treatment for patients who suffer from pain, located in three locations in southern Illinois. The Company’s primary mission is to provide quality specialized treatment to the Southern Illinois area.

(b)	Net Patient Service Revenue

Patient service revenue is recognized at the time the service is performed at the estimated net realizable amounts from patients, third-party payors and others for services rendered. The Company is a provider under the Medicare program and various other third-party payor arrangement which provide for payments to the Company at amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

(c)	Income Taxes

The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. These provisions provide that the taxable income of the Company be included in the income tax returns of the stockholders. Accordingly, no income tax related assets, liabilities or provision for income taxes has been recorded in the accompanying financial statements.

(d)	Financial Instruments Fair Value, Concentration of Business and Credit Risks

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable and accrued expenses approximates fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported in the accompanying balance sheets for long-term debt approximates fair value because the actual interest rates do not significantly differ from current rates offered for instruments with similar characteristics. Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of patient accounts receivable which amount to approximately $210,000. The Company performs credit evaluations of its patients prior to rendering service and generally does not require collateral.

INDUSTRIAL & SPORT REHABILITATION, LTD.

D/B/A/ ASSOCIATED PHYSICIANS GROUP

Notes to Financial Statements

December 31, 2002 and 2001

(1)	Organization and Summary of Significant Accounting Policies—(Continued)

(e)	Use of Estimates

Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(f)	Cash Flows

For purposes of cash flows, cash and cash equivalents include cash on hand, cash on deposit (including interest bearing accounts) and short-term financial instruments with a maturity, from the date of purchase, of three months or less.

(2)	Furniture, Equipment and Leasehold Improvements

Property and equipment consist of the following at December 31:

	2002	2001
Equipment	$447,071	378,917
Vehicles	82,859	80,315
Leasehold improvements	17,579	15,453

	547,509	474,685
Less accumulated depreciation	(400,598)	(307,559)

	$146,911	167,126

INDUSTRIAL & SPORT REHABILITATION, LTD.

D/B/A/ ASSOCIATED PHYSICIANS GROUP

Notes to Financial Statements

December 31, 2002 and 2001

(3)	Commitments

The company leases two of its offices under lease agreements accounted for as operating leases. Future minimum lease payments are as follows:

2003	$119,196
2004	119,196
2005	119,196
2006	115,863
2007	59,400

The Company also leases space for a third office on a month-to-month basis for $950 per month.

Rent expense amounted to $135,813 and $99,851 for the years ended December 31, 2002 and 2001, respectively.

(4)	Notes Payable

At December 31, 2002 and 2001 notes payable consisted of:

	2002	2001
Note payable to a bank payable in equal monthly installments of $1,611, including interest, due August 15, 2003. Interest is at 8.5% and the note is collateralized by two vehicles.	$—	29,391

Note payable to a bank payable in equal monthly installments of $2,443, including interest, due January 1, 2005. Interest is at 9.5% and the note is collateralized by personal assets of a shareholder.	—	77,948

Note payable to a bank payable in equal monthly installments of $2,313, including interest, due August 15, 2004. Interest is at 10% and the note is collateralized by equipment and accounts receivable.	—	62,878

INDUSTRIAL & SPORT REHABILITATION, LTD.

D/B/A/ ASSOCIATED PHYSICIANS GROUP

Notes to Financial Statements

December 31, 2002 and 2001

(4)	Notes Payable (Continued)

	2002	2001
Note payable to a bank with principal due January 1, 2002. Interest is at prime rate and is payable monthly. The note is unsecured.	—	50,000

Note payable to a bank payable in equal monthly installments of $550, including interest, due November 15, 2005. Interest is at prime rate and the note is collateralized by a vehicle.	17,710	—

Note payable to equipment finance company due in monthly installments of $1,740, including interest at 12% through October, 2003.	7,253	25,895

	24,963	246,112
	12,845	238,859

	$12,118	7,253

The total annual principal payments on the note payable at December 31, 2002 are as follows:

Year ending December 31,
2003	$12,845
2004	6,710
2005	5,408

$24,963

Notes payable totaling $220,217 at December 31, 2001 were paid in 2002.

INDUSTRIAL & SPORT REHABILITATION, LTD.

D/B/A/ ASSOCIATED PHYSICIANS GROUP

Notes to Financial Statements

December 31, 2002 and 2001

(5)	Due From Related Party

At December 31, 2001, the Company had advanced a related party $24,318. The advance is due on demand and is non-interest bearing.

(4)	Medical Malpractice Claims

The Company is subject to claims and legal actions primarily as a result of medical malpractice matters which arise in the ordinary course of business. The Company maintains malpractice insurance to protect against such claims or legal actions. A reserve for estimated claims payable by the Company as a result of malpractice and related legal actions has been reflected as a provision for professional liability claims in the accompanying balance sheet. This provision has been accrued based on estimates that incorporate the Company’s past experience as well as other considerations including the nature of each claim or incident and relevant trend factors. Management believes the ultimate resolution of such matters will be adequately covered by the Company’s insurance and/or recorded reserves and will not have a material adverse effect on its financial position or results of operations.

(6)	Subsequent Events

On January 17, 2003 the Company entered into a letter of intent with PainCare Holdings, Inc. (PainCare). The letter of intent provides for the merger of the Company into PainCare, a Florida corporation. In exchange for all of the capital stock of the Company, the Company shareholders will receive $2,750,000 payable in cash and common stock

Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial statements give effect to the acquisition by PainCare Holdings, Inc. of Industrial Sport & Rehabilitation, Ltd. d/b/a Associated Physician Group, in a transaction to be accounted for using the purchase method of accounting. The unaudited pro forma balance sheet is based on the historical balance sheets of PainCare Holdings, Inc. and Industrial Sport & Rehabilitation, Ltd. d/b/a Associated Physician Group appearing elsewhere in this registration statement or incorporated by reference. The unaudited pro forma statements of operations are based on the historical statement of operations of PainCare Holdings, Inc. and of Industrial Sport & Rehabilitation, Ltd. d/b/a Associated Physician Group appearing elsewhere in the registration statement or incorporated by reference and combine the results of operations of PainCare Holdings, Inc. and Industrial Sport & Rehabilitation Ltd. d/b/a Associated Physician Group for the year ended December 31, 2002 and the year ended December 31, 2001 as if the acquisition occurred on the beginning of the period.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have been achieved if the merger had been consummated as of the beginning of the period presented, nor are they necessarily indicative of future operating results or financial position of PainCare Holdings, Inc.

PainCare Holdings, Inc. will account for the merger with Industrial Sport & Rehabilitation Ltd. d/b/a Associated Physician Group using the purchase method of accounting. As of January 1, 2002, PainCare Holdings, Inc. is no longer amortizing its goodwill in accordance with SFAS No. 142. Such goodwill will be subject to impairment testing using a fair value based method as of January 1, 2003.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2002

	PainCare Historical Statements	APG Historical Statements	Pro forma Adjustments	Pro forma
Assets
Current Assets:
Cash	$2,078,684	$134,070	$(135,022)	$2,077,732
Accounts receivable	2,781,094	213,252	—	2,994,346
Due from shareholder	339,325	—	—	339,325
Note receivable	100,316	—	—	100,316
Deposits & prepaid expenses	138,519	—	—	138,519

Total current assets	5,437,938	347,322	(135,022)	5,650,238

Furniture and equipment, net	3,012,615	146,911	—	3,159,526
Goodwill, net (1)	5,012,552	—	2,331,631	7,344,183
Other assets	203,822	4,533	—	208,355

Total assets	$13,666,927	$498,766	$2,196,609	$16,362,302

Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable	$529,031	$55,434	$—	$584,465
Current portion of notes payable	320,123	12,845	—	332,968
Current portion of convertible debenture	987,164	—	—	987,164
Current portion of lease payable	445,549	—	—	445,549

Total current liabilities	2,281,867	68,279	—	2,350,146

Notes payable	1,009,391	12,118	—	1,021,509
Convertible debentures	664,055	—	—	664,055
Shareholder loan	1,890	—	—	1,890
Lease payable	2,155,733	—	—	2,155,733

Total liabilities	6,112,936	80,397	—	6,193,333

Stockholder’s equity:
Common stock, $.0001 par value (1)	1,557	200	(62.50)	1,695
Preferred stock, $.0001 par value	—	—	—	—
Additional paid in capital (1)	7,019,246	—	2,749,862	9,769,108
Retained earnings (1)	556,487	418,169	(553,191)	421,465
Cumulative translation adjustment	(23,299)	—	—	(23,299)

Total stockholder’s equity	7,553,991	418,369	2,196,609	10,168,969

Total liabilities & stockholder’s equity	$13,666,927	$498,766	$2,196,609	$16,362,302

See accompanying footnotes to unaudited pro forma financial statements.

14

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the twelve months ended December 31, 2002

	PainCare Historical Statements	APG Historical Statements	Pro forma Adjustments	Pro forma
Revenues	$7,497,942	$2,455,298	$—	$9,953,240
Cost of sales (2)	2,698,450	1,075,345	(208,267)	3,565,528

Gross profit	4,799,492	1,379,953	(208,267)	6,387,712

Operating expenses:
Selling, general and administrative (3)	3,468,515	839,865	(475,527)	3,832,853
Depreciation expense	206,949	—	—	206,949

Operating income	1,124,028	540,088	(683,794)	2,347,910

Interest expense	358,546	—	—	358,546
Other income	173,992	—	—	173,992

Income before taxes	939,474	540,088	(683,794)	1,815,372

Provision for income taxes (4)	234,440	—	135,022	369,462

Net income	$705,034	$540,088	$(818,816)	$1,445,910

Basic earnings per share				$0.12

Basic weighted average shares outstanding				11,966,258

Diluted earnings per share				$0.10

Diluted weighted average shares outstanding				13,958,653

See accompanying footnotes to unaudited pro forma financial statements.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2001

	PainCare Historical Statements	APG Historical Statements	Pro forma Adjustments	Pro forma
Revenues	$4,852,153	$1,755,398	—	6,607,551
Cost of sales (2)	2,113,695	913,212	(176,597)	2,850,310

Gross profit	2,738,458	842,186	(176,597)	3,757,241

Operating expenses
Selling, general and administrative (3)	2,151,046	777,559	(232,920)	2,695,685
Depreciation expense	61,917	—	—	61,917

Operating income	525,495	64,627	409,517	999,639

Interest expense	179,691	—	—	179,691
Other income	—	—	—	—

Income before taxes	345,804	64,627	409,517	819,948

Provision for income taxes	—	—	—	—

Net income	$345,804	$64,627	$409,517	$819,948

Basic earnings per share				$0.09

Basic weighted average shares outstanding				8,777,190

Diluted earnings per share				$0.08

Diluted weighted average shares outstanding				10,493,856

See accompanying footnotes to unaudited pro forma financial statements

Footnotes to Unaudited Pro Forma Financial Statements

(1)	Represents the impact of the purchase of the outstanding shares of Industrial & Sport Rehabilitation, Ltd. d/b/a Associated Physicians Group, including the issuance of 1,375,000 shares of PainCare Holdings, Inc. common stock at $1.00 per share and the resulting goodwill of $2,331,631 using the purchase method of accounting.
(2)	Adjustment for non-recurring compensation paid to John Vick.
(3)	Adjustment for non-recurring general and administrative expenses.
(4)	Adjustment for income taxes filed on a consolidated basis.